UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2022

Creative Medical Technology Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

211 E Osborn Road, Phoenix, AZ 85012

(Address of principal executive offices)

(833) 336-7636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CELZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2022, following the approval of its Compensation Committee, Creative Medical Technology Holdings, Inc. (the “Company”) entered into written Employments Agreements (the “Employment Agreements”) with Timothy Warbington, the Company’s Chief Executive Officer; and Donald Dickerson, the Company’s Chief Financial Officer (together, the “Executives”). The Employment Agreements are identical in all material respects other than with respect to base salary, which remains $330,000 per annum for Mr. Warbington, and $300,000 per annum for Mr. Dickerson.

Additional terms of the Employment Agreements include the following:

•	Each Employment Agreement is for a three year term, subject to automatic renewal for successive three-year periods unless either party provides notice of non-renewal prior to the then end of the term.

•	Each Executive is entitled to an annual cash bonus targeted at 30% of his base salary.

•	Each Executive is entitled to an annual grant of an option to purchase a number of shares of common stock of the Company with a value as of the date of grant of 30% of the Executive’s base salary, vesting over a three year period. The initial stock option grant under each Employment Agreement was made on February 9, 2022.

•	In the event of the termination of the Executive’s employment by the Company other than for Cause, or by the Executive for Good Reason (as such terms are defined in the Employment Agreement), the Executive will be entitled to continued payment of base salary and annual bonuses for two years.

The foregoing is a summary of the terms of the Employment Agreements, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such agreements, which have been filed as exhibits to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement between the Company and Timothy Warbington, dated as of February 9, 2022.

10.2	Employment Agreement between the Company and Donald Dickerson, dated as of February 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: February 11, 2022	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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